Supplement dated October 5, 2010
To
DAVIS SERIES, INC.
Statutory Prospectus
and
Statement of Additional Information
dated May 1, 2010
The section of the statutory prospectus describing how to open a Class Y shares account, and the section of the Statement of Additional Information providing a detailed description of Class Y shares, have both been expanded to add the following purchase option:
Through a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Davis Funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company and which has entered into an agreement with Davis Distributors, LLC.